Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated October 8, 2014
to Prospectuses dated May 1, 2014 for

VUL Protector® (2014) Variable Universal Life Contracts
(for contracts issued on or after May 1, 2014)

Expenses other than Portfolio Expenses

The amount deducted for the BenefitAccess Rider as listed in “Table 2: Periodic Contract and Optional Rider Charges Other Than the Funds’ Operating Expenses” is hereby deleted and replaced with “$0.002 to $10.17(7)” per $1,000 of the net amount at risk.

Charges for Rider Coverage

Under the “Charges for Rider Coverage,” the BenefitAccess Rider paragraph is hereby deleted and replaced with the following:

•
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill.  The cost ranges from $0.002 to $10.17 per $1,000 of rider net amount at risk and is based on the Basic Insurance Amount and Contract duration, as well as the insured’s issue age, sex, and underwriting class.  Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

Loans

The 12th and 13th paragraphs under “Loans” are hereby deleted and replaced with the following:

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due on your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount.  For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.

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